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                                                                   Exhibit 10.16

           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

         THIS SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Agreement") dated as of the 31st day of October, 2002, made by DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), in favor of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, Memphis, Tennessee, as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U.S. BANK NATIONAL ASSOCIATION (f/k/a Firstar Bank, N.A.), St. Louis, Missouri ("U.S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (MAIN OFFICE -- CHICAGO, ILLINOIS), Baton Rouge, Louisiana ("Bank One") (First Tennessee Bank National Association in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA").

                              W I T N E S S E T H:

         That for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Agent as follows:

         1. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 2 hereof), the Pledgor hereby pledges and assigns to the Agent, and grants to the Agent a continuing security interest in, the following (the "Pledged Collateral"):

                  (a) all of Pledgor's shares of outstanding capital stock (common and preferred of whatever class) of the Subsidiaries (as hereinafter defined) (the "Pledged Shares"), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, with respect thereto and all dividends, cash, instruments and other property (including, without limitation, any stock dividends or stock splits) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all additional shares of stock of the Subsidiaries (common and preferred, of whatever class) from time to time acquired by the Pledgor, the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

                  (c) all proceeds of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by the Pledgor and howsoever Pledgor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). Notwithstanding any other term or provision hereof, the Pledged Collateral covers all the foregoing, regardless of whether it is deemed or determined to be a security or securities or to be a general intangible. For the purposes hereof, the term "Subsidiaries" shall mean the following: (i) each of the corporations identified in EXHIBIT "A," attached hereto and incorporated herein by reference; and (ii) any and all Agency Subsidiaries and Affiliated Insurers (as defined in the






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Loan Agreement, hereinafter defined) now or hereafter existing that are owned directly by Pledgor.

         2. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) The prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing under or pursuant to that certain Eighth Amended and Restated Guaranty Agreement (the "Guaranty Agreement") of even date herewith, pursuant to which Pledgor has guaranteed the indebtednesses of Direct General Financial Services, Inc., a Tennessee corporation ("Borrower"), to FTBNA, Hibernia, U.S. Bank, Regions, Carolina First and Bank One, which indebtednesses are evidenced by (i) Borrower's promissory note to FTBNA in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (ii) Borrower's promissory note to Hibernia in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00), (iii) Borrower's promissory note to U.S. Bank in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), (iv) Borrower's promissory note to Regions in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (v) Borrower's promissory note to Carolina First in the maximum principal amount of Five Million Dollars ($5,000,000.00), and (vi) Borrower's promissory note to Bank One in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00) [the six (6) promissory notes herein described being collectively referred to as the "Notes," and FTBNA, Hibernia, U.S. Bank, Regions, Carolina First and Bank One being collectively referred to as the "Banks"], with the Notes all being dated of even date herewith; and

                  (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

         3. Delivery of the Pledged Collateral. (a) The certificate representing the Pledged Shares of Direct Insurance Company was delivered to the Agent on December 2, 1994 pursuant to the Loan Agreement of the same date among Borrower, Pledgor, Agent, FTBNA and others. All certificates representing the remaining Pledged Shares were delivered to Agent prior to the date of execution and delivery hereof. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to the Agent promptly upon the receipt thereof by or on behalf of the Pledgor. Until such delivery to Agent such certificates and instruments shall be held in trust for the benefit of Agent. All such certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

         (b) If the Pledgor shall receive, by virtue of Pledgor being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate




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representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 6 hereof) or in securities or other property; or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

         4. Representations and Warranties. The Pledgor represents and warrants as follows:

         (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest or other charge or encumbrance except for (a) the prior, first lien granted First Tennessee Bank National Association, as Agent for itself and other banks as described in that certain Second Amended and Restated Pledge and Security Agreement dated as of September 8, 1999, and (b) the security interest created by this Agreement.

         (b) Subject to the provisions of Chapters 10 and 11 of Title 56, Tennessee Code Annotated, and similar statutes of the states of South Carolina, Georgia, Louisiana and Mississippi, pertaining to notifications to and approvals by the Tennessee Commissioner of Commerce and Insurance, and similar regulatory officials in South Carolina, Georgia, Louisiana and Mississippi, required in the case of mergers, acquisitions and changes of control of insurance companies, held either directly or indirectly, and to prescribed waiting periods in connection therewith, the exercise by the Agent of its rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Pledgor or any of Pledgor's properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of Pledgor's properties.

         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge hereunder by the Pledgor of, or the grant by the Pledgor of the security interest created hereby in, the Pledged Collateral or (ii) except for the approval of the Tennessee Commissioner of Commerce and Insurance provided in Tenn. Code Ann. ss.ss. 56-11-201 et seq., and of similar officials under applicable statutes of South Carolina, Georgia, Louisiana and Mississippi; and except as may be required by laws affecting the offering and sale of securities generally, for the exercise by the Agent of its rights and remedies hereunder.

         (d) This Agreement creates a valid security interest in favor of the Agent, for the benefit of the Banks, in the Pledged Collateral. The taking possession by the Agent of the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time will perfect, and establish the first priority of, the Agent's security interest hereunder in the Pledged Collateral securing the Obligations. Except as set forth




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in this Section 4(d), no action is necessary or desirable to perfect or otherwise protect such security interest.

         (e) The Pledged Shares are identified in EXHIBIT "A" attached hereto and incorporated herein by reference; all such shares have been duly authorized and validly issued, are fully paid and non-assessable; and such shares constitute not less than one hundred percent (100%) of the outstanding shares of common capital stock of the Subsidiaries.

         5. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Agent shall otherwise consent in writing:

                  (a) permit the Agent, its agents or representatives, at any reasonable time and from time to time to examine and make copies of and abstracts from Pledgor's records concerning the Pledged Collateral;

                  (b) upon Agent's request, at Pledgor's expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

                  (c) at Pledgor's expense, defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

                  (d) at Pledgor's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may request in order to (i) perfect and protect security interest created or purported to be created hereby; (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or (iii) otherwise effect the purposes of this Pledge Agreement;

                  (e) not sell, assign, exchange or otherwise dispose of any Pledged Collateral or any interest therein; provided, however, that, subject to the requirements of Section 12(j) hereof, Pledgor may contribute the outstanding capital stock of any directly-owned Subsidiary to the capital of any other of Pledgor's directly-owned Subsidiaries, at which time the stock of such contributed Subsidiary (the "Contributed Subsidiary") shall no longer be deemed Pledged Shares; provided, further, Pledgor, acting through its directly-owned Subsidiaries, will prevent the pledge of any Contributed Subsidiary's stock to any lender other than to secure the Loan;

                  (f) not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interests referred to in Section 4(a) hereof;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral;

                  (h) not take or fail to take any action which would in any manner impair the value or enforceability of the Agent's security interest in any Pledged Collateral;



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                  (i) not permit the issuance by any Subsidiary of (i) any
         additional shares of any class of capital stock, (ii) any debentures, bonds or other securities of any nature, whether or not convertible into or exchangeable for shares of capital stock, or (iii) any warrants, options, contracts or other commitments entitling any person or entity to purchase or otherwise acquire any such shares of capital stock.

         6. Additional Provisions Concerning the Pledged Collateral. (a) The Pledgor hereby agrees to take any action and to execute any instruments which may be necessary or advisable to accomplish the purposes of this Agreement.

         (b) The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, after the occurrence of an Event of Default and in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement subject to the rights of the Pledgor under Section 6(e) hereof, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         (c) If the Pledgor fails to perform any material agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 9 hereof.

         (d) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, options, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         (e) Prior to the occurrence of an Event of Default (as defined in Section 7 hereof):

                  (i) the Pledgor may exercise any and all voting and other consensual rights and all options pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

                  (ii) the Pledgor may receive and retain any and all dividends paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends paid or payable other than in cash in respect of, and instruments or other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral;
         (B) dividends or other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, excluding, however, subject to the requirements of Section 12(j) hereof, any dividend (cash or in kind) paid to the




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         Pledgor by an insurance company Subsidiary of the Pledgor, followed by the capital contribution (cash or in kind) by the Pledgor of an amount equal to such dividend to another insurance Subsidiary of the Pledgor, such that there is no net reduction in the aggregate amount of the capital and surplus among all of the insurance Subsidiaries of the Pledgor on a consolidated statutory accounting basis; and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as security for the Obligations.

         (f) Upon the occurrence of an Event of Default (as defined in Section 7 hereof):

                  (i) all rights of the Pledgor to exercise the voting, option and other consensual rights which it would otherwise be entitled to exercise and to receive dividends which it would otherwise be authorized to receive and retain pursuant to subsection (e) of this
         Section 6 shall, at Agent's option, cease, and all such rights shall thereupon become vested in the Agent which shall have the sole right to exercise such voting, option and other consensual rights and to receive and retain such dividends (and Pledgor covenants and agrees thereupon, if requested by Agent, to deliver to Agent irrevocable proxies with respect to the Pledged Collateral in confirmation of Agent's rights hereunder);

                  (ii) without limiting the generality of the foregoing, (A) any or all of the Pledged Collateral held by the Agent hereunder, at the option of the Agent, may be registered in the name of the Agent or its nominee, and (B) the Agent at its option may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any of the Subsidiaries, or upon the exercise by Pledgor or any of the Subsidiaries of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends which are received by the Pledgor contrary to the provisions of this Section 6(f) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Agent in the exact form received.

         7. Events of Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of a failure or default in the full, faithful and prompt payment or performance of any one or more of the Obligations, after any applicable notice and cure period, and shall include, but shall not be limited to:



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                  (a) any default in the full or prompt payment when due of all or any part of any indebtedness constituting part of the Obligations hereunder; or

                  (b) the occurrence of an Event of Default as defined in the Loan Agreement; or

                  (c) any default by Pledgor in the full, faithful and prompt payment or performance of any covenant, agreement, liability, obligation, condition or undertaking on Pledgor's part to be paid, met, kept, observed or performed pursuant to the provisions hereof, or of any other instrument or document now or hereafter constituting or securing all or any part of the Obligations; or

                  (d) any default in the payment or performance of any other indebtedness, obligation or undertaking of the Pledgor to the Agent; or

                  (e) any representation or warranty by Pledgor set out herein or in any other instrument or document executed by Pledgor in connection herewith shall prove to be false or misleading in any material respect as of the time made.

         8. Remedies Upon Default. Upon the occurrence of an Event of Default:

         (a) The Agent may (i) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Tennessee (the "Code"); and
(ii) without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash or on credit or for future delivery. The Pledgor agrees that at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding anything herein to the contrary, the Pledgor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). A sale so conducted shall not be deemed to be commercially unreasonable, within the meaning of the Code, by virtue of the failure to register such securities or to offer them publicly in the manner permitted only with respect to registered securities. The Pledgor further





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acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in Memphis, Tennessee, and in the regional edition of The Wall Street Journal distributed in Memphis, Tennessee (to the extent that such an offer may be so advertised without prior registration under the Securities
Act), or (ii) made privately in the manner described above to not less than six
(6) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 47-9-610 of the Code (or any successor or similar applicable statutory provision) as then in effect, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

         (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 9 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Banks are legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency.

         9. Indemnity and Expenses. (a) The Pledgor agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's negligence or willful misconduct.

         (b) The Pledgor will upon demand and after notice pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation and administration of this Agreement, the Notes and the other instruments and documents executed in connection therewith; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral;
(iii) the failure by the Pledgor to perform or observe any of the provisions hereof, except expenses resulting from the Agent's negligence or willful misconduct or (iv) the exercise or enforcement of any of the rights of the Agent hereunder.

         10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, certified mail, return receipt requested, or delivered by nationally recognized express courier service, marked for next-day delivery, if to the Pledgor, to Pledgor at 1281 Murfreesboro Road, Nashville, Tennessee 37217, Attention: Chief Financial Officer; with a copy (if other than a routine informational communication) to Wyatt, Tarrant & Combs, LLP, 2525 End Avenue, Suite 1500, Nashville, Tennessee 37203, Attention: Tony Saunders; if to the Agent, to it at 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan




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Division, with a copy to Baker, Donelson, Bearman & Caldwell, 2000 First
Tennessee Building, Memphis, Tennessee 38103, Attention: Finance and Real Estate; or as to either such person at such other address as shall be designated by such person in a written notice to such other person complying as to delivery with the terms of this Section 10. All such notices and other communications shall be effective (i) if mailed, when received or three (3) business days after mailing, whichever is earlier; or (ii) if delivered by express courier service, upon the date scheduled for delivery.

         11. Security Interest Absolute. All rights of the Agent, all security interests and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement, the Loan Agreement, the Notes, or any other agreement or instrument relating thereto or to any of the Obligations;

                  (c) any increase in, addition to, or exchange, release or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other party liable, directly or indirectly, absolutely or contingently, with respect to all or any part of the Obligations; or

                  (e) the absence of any action on the part of the Agent to obtain payment or performance of the Obligations from any person or entity.

         12. Miscellaneous. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under the Notes or the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Agent's rights and remedies provided herein and in any other instrument or document now or hereafter securing all or any part of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.



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

         (d) This Agreement shall be binding on the Pledgor and Pledgor's successors and permitted assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, the Agent may assign or otherwise transfer all or part of its rights to all or any part of the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

         (e) Upon payment and satisfaction in full of the Obligations, this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. The Agent will thereupon, at Pledgor's request and expense, (i) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

         (g) The captions or headings of the Sections of this Agreement are inserted merely for convenience of reference and shall not be deemed to limit or modify the terms and provisions hereof.

         (h) Any payment of principal and/or interest on any of the Obligations shall toll any statute of limitations which would otherwise be applicable.

         (i) This Seventh Amended and Restated Pledge and Security Agreement supersedes and replaces that certain Sixth Amended and Restated Pledge and Security Agreement dated September 18, 2001, that certain Fifth Amended and Restated Pledge and Security Agreement dated September 8, 1999, that certain Fourth Amended and Restated Pledge and Security Agreement dated July 31, 1998, that certain Third Amended and Restated Pledge and Security Agreement dated August 29, 1996, that certain Second Amended and Restated Pledge and Security Agreement dated February 15, 1996, that certain First Amended and Restated Pledge and Security Agreement dated June 26, 1995, and that certain Third Amended and Restated Pledge and Security Agreement dated December 2, 1994.

         (j) Pledgor agrees that, prior to (i) the contribution of capital stock of one directly-owned Subsidiary to that of another as permitted by Section 5(e) hereof and (ii) the exclusion of insurance subsidiary dividends paid to Pledgor for contribution to another insurance subsidiary from the requirement set forth in Section 6(e)(ii)(B) that certain dividends be held in trust for Agent prior to occurrence of an Event of Default, Borrower and Pledgor shall submit to Agent an Officer's Certificate in the form attached hereto as EXHIBIT "B."

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                       DIRECT GENERAL CORPORATION

                                       By: /s/ Barry D. Elkins
                                          --------------------------------------

                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                 FIRST AMENDMENT
                                       TO
           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Amendment") made and entered into as of the 31st day of March, 2003, by and between DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U.S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U.S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One") (Agent, Hibernia, U.S. Bank, Regions, Carolina First and Bank One collectively, the "Banks," and individually, a "Bank").

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Pledge and Security Agreement dated as of October 31, 2002 (the "Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Eighth Amended and Restate Loan Agreement dated as of October 31, 2002, as amended, referred to hereafter as the "Loan Agreement") to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Eighth Amended and Restated Guaranty Agreement dated October 31, 2002 (the Eighth Guaranty).

         Pledgor is entering into a Ninth Amended and Restated Guaranty Agreement of even date herewith (the "Ninth Guaranty"), which Ninth Guaranty replaces the Eighth Guaranty.

         The Pledgor and the Banks now desire to modify certain terms of the Pledge Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Pledgor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Pledgor in the Loan Agreement, as amended, in the Pledge Agreement, in the Security Agreement, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Pledgor, as set forth in the Pledge Agreement, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

                  (d) The Pledgor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. Section 2(a)(iv) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (iv) Borrower's promissory note to Regions in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00);

         4. Section 2(b) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement of even date herewith, as amended by that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (as amended, the "Loan Agreement") both among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

         5. Section 4(a) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest or other charge or encumbrance except for (a) the prior, first lien granted First Tennessee Bank National Association, as Agent for itself and other banks as described in that certain Third Amended and Restated Pledge and Security Agreement dated as of October 31, 2002, and (b) the security interest created by this Agreement.

         6. All terms and provisions of the Pledge Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Pledge Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         7. All references in all Loan Documents (including, but not limited to, the Pledge Agreement, the Security Agreement, and the Loan Agreement) to the "Pledge Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Pledge Agreement as amended hereby.


                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
  FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Pledgor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                      PLEDGOR:

                                      DIRECT GENERAL CORPORATION, a
                                      Tennessee corporation

                                      By: /s/ Barry D. Elkins
                                          --------------------------------------
                                      Title: Senior Vice President & Chief
                                             Financial Officer
                                             -----------------------------------



                                       BANKS:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       HIBERNIA NATIONAL BANK

                                       By: /s/ Janet Olson Rack
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Russell S. Rogers
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       CAROLINA FIRST BANK

                                       By: /s/ Charles Chamberlin
                                           -------------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------




                           [SIGNATURE PAGE CONTINUED]

                                       BANK ONE, NA
                                       (MAIN OFFICE - CHICAGO, ILLINOIS)

                                       By: /s/ Robert D. Bond
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       REGIONS BANK

                                       By: /s/ Sam Prudhomme
                                           -------------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------


                                       AGENT:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                SECOND AMENDMENT
                                       TO
           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Amendment") made and entered into as of the 28th day of May, 2003, by and between DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank") (Agent, Hibernia, U. S. Bank, Regions, Carolina First and Bank One collectively, the "Original Banks") (the Original Banks and National City Bank collectively, the "Banks" and individually, a "Bank").

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Pledge and Security Agreement dated as of October 31, 2002 (the "Original Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended, referred to hereafter as the "Loan Agreement") to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Eighth Amended and Restated Guaranty Agreement dated October 31, 2002 (the Eighth Guaranty).

         Pursuant to that certain First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003 (the "First Amendment" and the Original Pledge Agreement and the First Amendment collectively, the "Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Ninth Amended and Restated Guaranty Agreement dated March 31, 2003 (the Ninth Guaranty).

         Pledgor is entering into a Tenth Amended and Restated Guaranty Agreement of even date herewith (the "Tenth Guaranty"), which Tenth Guaranty replaces the Ninth Guaranty.

         The Pledgor and the Banks now desire to modify certain terms of the Pledge Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Pledgor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Pledgor in the Loan Agreement, in the Pledge Agreement, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Pledgor, as set forth in the Pledge Agreement, the Security Agreement, as amended, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

                  (d) The Pledgor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3.       National City Bank is hereby added as a Bank to the Pledge
Agreement.

         4. Section 2(a) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (a) The prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing under or pursuant to that certain Tenth Amended and Restated Guaranty Agreement (the "Guaranty Agreement") of even date herewith, pursuant to which Pledgor has guaranteed the indebtednesses of Direct General Financial Services, Inc., a Tennessee corporation ("Borrower"), to FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, National City Bank and Bank One, which indebtednesses are evidenced by (i) Borrower's promissory note dated as of October 31, 2002, to FTBNA in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (ii) Borrower's promissory note dated as of October 31, 2002, to Hibernia in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00), (iii) Borrower's promissory note dated as of October 31, 2002, to U.S. Bank in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), (iv) Borrower's promissory note dated as of March 31, 2003, to Regions in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00); (v) Borrower's promissory note dated as of May 28, 2003, to Carolina First in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vi) Borrower's promissory note dated as of May 28, 2003, to National City Bank in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and (vii) Borrower's promissory note dated as of May 28, 2003, to Bank One in the maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00) [the seven (7) promissory notes herein described being collectively referred to as the "Notes," and FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, National City Bank and Bank One being collectively referred to as the "Banks"]; and

         5. Section 2(b) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement of even date herewith, as amended by that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003 (as amended, the "Loan Agreement") both among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

         6. All terms and provisions of the Pledge Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Pledge Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         7. All references in all Loan Documents (including, but not limited to, the Pledge Agreement, the Security Agreement, and the Loan Agreement) to the "Pledge Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Pledge Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
 SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

================================================================================

         IN WITNESS WHEREOF, the Pledgor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                                 PLEDGOR:

                                                 DIRECT GENERAL CORPORATION, a
                                                 Tennessee corporation

                                                 By: /s/ Barry D. Elkins
                                                     ---------------------------
                                                 Title: SVP/CFO
                                                        ------------------------



                                                 BANKS:

                                                 FIRST TENNESSEE BANK NATIONAL
                                                 ASSOCIATION

                                                 By: /s/ Sam Jenkins
                                                     ---------------------------
                                                 Title: Senior Vice President
                                                        ------------------------

                                                 HIBERNIA NATIONAL BANK

                                                 By: /s/ Janet Olson Rack
                                                     ---------------------------
                                                 Title: Senior Vice President
                                                        ------------------------

                                                 U. S. BANK NATIONAL ASSOCIATION

                                                 By: /s/ Russell S. Rogers
                                                     ---------------------------
                                                 Title: Vice President
                                                        ------------------------

                                                 CAROLINA FIRST BANK

                                                 By: /s/ Charles Chamberlin
                                                     ---------------------------
                                                 Title: Executive Vice President
                                                        ------------------------

                           [SIGNATURE PAGE CONTINUED]

                                               BANK ONE, NA
                                               (Main Office - Chicago, Illinois)

                                               By: /s/ Robert D. Bond
                                                   ----------------------------
                                               Title: Vice President
                                                      -------------------------

                                               REGIONS BANK

                                               By: /s/ Sam Prudhomme
                                                   ----------------------------
                                               Title: Assistant Vice President
                                                      -------------------------

                                               NATIONAL CITY BANK OF KENTUCKY

                                               By: /s/ Kevin C. Anderson
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------



                                               AGENT:

                                               FIRST TENNESSEE BANK NATIONAL
                                               ASSOCIATION

                                               By: /s/ Sam Jenkins
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------

                                 THIRD AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT



         THIS THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 30th day of June, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103,
Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U.S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First, National City Bank, and Bank One collectively, the "Original Banks") (the Original Banks and Fifth Third collectively, the "Banks," and individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended by that certain First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, and as amended by that certain Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003 (as amended, the "Security Agreement"), between Grantor and the Original Banks, Grantor assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Original Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Original Banks.

         The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                (a) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                (c) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, as amended, or in any other Loan Document executed by the Grantor, in connection with the Loan.

                (d) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3.     Fifth Third is hereby added as a Bank to the Security Agreement.

         4. The first paragraph of Section 1 of the Security Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                1. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 2 hereof), the Grantor hereby pledges and assigns to Agent, as agent for itself, Hibernia, U.S. Bank, Regions, Bank One, Fifth Third and Carolina First (collectively, the "Banks"), and grants to Agent for the benefit of the Banks a continuing security interest in the following (the "Collateral"):

         5. Section 2(a) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

                        (i) dated as of October 31, 2002, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

                        (ii) dated as of June 30, 2003, in the principal sum of Twenty Million Dollars ($20,000,000.00), executed by Grantor and payable to the order of Hibernia;

                        (iii) dated as of June 30, 2003, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of
                                U. S. Bank;

                        (iv) dated as of March 31, 2003, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

                        (v) dated as of May 28, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Carolina First;

                        (vi) dated as of May 28, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of National City Bank;

                        (vii) dated as of June 30, 2003, in the principal sum of Ten Million Dollars ($10,000,000.00), executed by Grantor and payable to the order of Fifth Third; and

                        (viii) dated as of May 28, 2003, in the principal sum of Thirty-Five Million Dollars ($35,000,000.00), executed by Grantor and payable to the order of Bank One,

         together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

         6. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         7. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                    GRANTOR:

                                    DIRECT GENERAL FINANCIAL SERVICES, INC., a
                                    Tennessee corporation

                                    By: /s/ Brian Moore
                                       -----------------------------------------
                                    Title: President
                                          --------------------------------------


                                    BANKS:

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By: /s/ Sam Jenkins
                                       -----------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------

                                    HIBERNIA NATIONAL BANK

                                    By: /s/ Janet Olson Rack
                                       -----------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------

                                    U. S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Russell S. Rogers
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    CAROLINA FIRST BANK

                                    By: /s/ Charles Chamberlin
                                       -----------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------




                           [SIGNATURE PAGE CONTINUED]

                                    BANK ONE, NA
                                    (MAIN OFFICE - CHICAGO, ILLINOIS)

                                    By: /s/ Robert D. Bond
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    REGIONS BANK

                                    By: /s/ Sam Prudhomme
                                       -----------------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------------

                                    NATIONAL CITY BANK OF KENTUCKY

                                    By: /s/ Kevin C. Anderson
                                       -----------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------

                                    FIFTH THIRD BANK

                                    By: /s/ David Hicks
                                       -----------------------------------------
                                    Title: Vice President Managing Director
                                          --------------------------------------




                                    AGENT:

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By: /s/ Sam Jenkins
                                       -----------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


                                      S-2